Exhibit 99.1
Pet Snacks Business
(A component of Kraft Foods Inc.)
Financial Statements
At April 1, 2006 (unaudited) and December 31, 2005; for the
quarters ended April 1, 2006 and March 26, 2005 (unaudited); and
for the year ended December 31, 2005

Pet Snacks Business
(A component of Kraft Foods Inc.)
Index to Financial Statements

Page(s)
Report of Independent Registered Public Accounting Firm	3

Financial Statements:

Statements of Net Assets to be Sold at April 1, 2006 (unaudited) and December 31, 2005	4

Statements of Revenues in Excess of Expenses For the Quarters Ended April 1, 2006 and March 26, 2005 (unaudited) and For the Year Ended December 31, 2005	5

Notes to Financial Statements	6-11

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders
  of Kraft Foods Inc.:
We have audited the accompanying statements of net assets to be sold of the Pet Snacks Business (the “Business”), a component of Kraft Foods Inc. (the “Company”) at December 31, 2005 and the related statement of revenues in excess of expenses of the Business for the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the financial statements, and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues, expenses, and cash flows.
In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets to be sold of the Business as of December 31, 2005 and its revenues in excess of expenses for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
August 28, 2006

Pet Snacks Business
(A component of Kraft Foods Inc.)
Statements of Net Assets to be Sold
at April 1, 2006 (unaudited) and December 31, 2005
Amounts in thousands

	April 1, 2006	December
	(unaudited)	31, 2005
Assets
Inventories	$11,275	$10,263

Property, plant and equipment, at cost, net of accumulated depreciation of $15,198 and $14,367, respectively	43,806	44,377

Intangible assets	411,113	411,113

	$466,194	$465,753

Liabilities
Vacation accrual	$796	$798

Coupon liability	2,945	2,715

	$3,741	$3,513

Net assets to be sold	$462,453	$462,240

The accompanying notes are an integral part of these statements.

Pet Snacks Business
(A component of Kraft Foods Inc.)
Statements of Revenues in Excess of Expenses
For the Quarters Ended April 1, 2006 and March 26, 2005 (unaudited) and
For the Year Ended December 31, 2005
Amounts in thousands

	(Unaudited)
	For the Quarters Ended		For the Year Ended
	April 1, 2006	March 26, 2005	December 31, 2005
Net revenues	$46,223	$43,314	$180,210

Costs and expenses
Cost of products sold	24,525	24,310	94,957
Advertising and promotions	2,436	2,527	9,769
Marketing expense	601	500	2,152
Selling expense	2,055	2,113	8,603
General, administrative and other	899	831	3,216

Total costs and expenses	$30,516	$30,281	$118,697

Revenues in excess of expenses	$15,707	$13,033	$61,513

The accompanying notes are an integral part of these statements.

Pet Snacks Business
(A component of Kraft Foods Inc.)
Notes to Financial Statements
Amounts in thousands
1.	Description of Business and Basis of Presentation

On March 15, 2006, Kraft Foods Global, Inc. (“Kraft” or the “Company”, a subsidiary of Kraft Foods, Inc.) entered into an Asset Sale Agreement (the “Agreement”) with Del Monte Corporation (the “Buyer”). The Agreement provides for the sale of certain net assets pertaining to the Pet Snacks Business (the “Business”). Under the terms of the Agreement, Kraft sold to the Buyer, certain assets (inventories, real property, machinery and equipment, spare parts, contractual rights, intellectual property rights, permits, and patents) used in the Business and the Buyer assumed certain liabilities (coupons and transferred employee vacation benefits) pertaining to the business, as defined in the Agreement. Kraft retained the cash, cash equivalents and receivables at the closing, and most liabilities of the Business incurred prior to the closing, as defined in the Agreement. The sale was completed with an effective date of July 2, 2006.

The accompanying statements of net assets to be sold and the statements of revenues in excess of expenses of the Business were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues, expenses, and cash flows.

The Business’ products, which are distributed in the United States and Canada, are sold through retail channels. The products consist primarily of biscuits and chewy and crunchy treats for pets that bear the Milk-Bone brand. The manufacturing and operations of the Business are conducted primarily at a site completely devoted to processing pet snacks. Throughout the periods covered by the financial statements, the Business’ operations were conducted and accounted for as part of Kraft. These financial statements have been derived from Kraft’s historical accounting records and reflect significant allocations of direct costs and expenses. All of the allocations and estimates in the statements of revenues in excess of expenses are based on assumptions that Company management believes are reasonable. The financial statements do not necessarily represent the net assets to be sold and revenues in excess of expenses of the Business had it been operated as a separate independent entity.

Under Kraft’s centralized cash management system, cash requirements of the Business are generally provided directly by Kraft and cash generated by the business is generally remitted directly to Kraft. Transaction systems (e.g., payroll, employee benefits, and accounts payable) used to record and account for cash disbursements are provided by centralized Kraft organizations. Kraft also provides centralized sales, order management, billing, credit and collection functions to the Business. These sales and customer service functions operate on a regional basis and are customer rather than business or product focused. Transaction systems (e.g., revenues, accounts receivable, and cash application) used to record and account for cash receipts are also provided by centralized Kraft organizations outside the defined scope of the Business. Most of these corporate systems are not designed to track assets/liabilities and receipts/payments on a business specific basis.

Net revenues in the accompanying statements of revenues in excess of expenses represent net sales directly attributable to the Business. Costs and expenses in the accompanying statements of revenues in excess of expenses represent direct and allocated costs and expenses related to the Business. Costs for certain functions and services performed by centralized Company organizations have been allocated to the Business based on reasonable activity-based (generally volume, revenues, or a combination as compared to total Kraft and/or supporting segment or division amounts) and historical methods. The statements of revenues in excess of expenses include expense allocations for 1) certain sales allowances, 2) certain fixed and variable manufacturing, shipping, distribution, and related systems and administration costs, 3) administrative costs of the marketing division responsible for the Business, including systems, accounting, and finance, 4) certain Kraft corporate marketing and administrative expenses, 5) research and development costs, and 6) certain variable and fixed selling expenses for the Kraft sales and customer service functions, including systems and sales administrative expenses. Kraft maintains all debt and notes payable on a consolidated basis to fund and manage operations; accordingly, debt and related interest expense were not allocated to the Business.

The statements of revenues in excess of expenses of the Business exclude allocations of certain expenses, primarily related to certain Kraft general corporate expenses. Expenses not allocated include, but are not limited to, general overhead costs related to corporate accounting, human resources, legal, certain information systems, and corporate affairs functions.

Cost of product sold includes $1,255 and $1,056 of allocated costs for the quarters ended April 1, 2006, and March 26, 2005, respectively, including allocated freight and distribution expenses of $672 and $550 for the quarters ended April 1, 2006 and March 26, 2005, respectively, and raw material and packaging supply rebates of $10 for the quarters ended April 1, 2006 and March 26, 2005. For the year ended December 31, 2005, cost of products sold includes $4,206 of allocated costs, respectively, including allocated freight and distribution expense of $1,925 for the year ended December 31, 2005 and raw material and packaging supply rebates of $202 for the year ended December 31, 2005.

Advertising and promotions costs and marketing expenses are directly attributable to the Business.

All selling expenses reported in the statements of revenues in excess of expenses for the quarters ended April 1, 2006 and March 26, 2005 and for the year ended December 31, 2005 are allocated from the sales and customer service function.

General, administrative and other expenses include $677 and $613 of allocated costs for the quarters ended April 1, 2006 and March 26, 2005, respectively. For the year ended December 31, 2005, general, administrative and other expenses include $2,283 of allocated costs.

2.	Summary of Significant Accounting Policies

Fiscal Periods

The Business’ fiscal year consists of 52 or 53 weeks, ending on the last Saturday in December. The year ended December 31, 2005 consisted of 53 weeks. The statement of revenues in excess of expenses includes the results from the quarters (13 weeks) ended April 1, 2006 and March 26, 2005.

Interim Basis of Presentation

The interim statements of net assets to be sold and the interim statements of revenues in excess of expenses of the Business (including quarterly amounts disclosed in the notes to the financial statements) are unaudited. It is the opinion of the Company’s management that all adjustments necessary for a fair statement of the interim results presented have been reflected therein. All such adjustments were of a normal recurring nature. Net revenues and net earnings for any interim period are not necessarily indicative of results that may be expected for the entire year.

Inventories

Raw materials, finished goods, packaging, supplies, and spare parts inventories are directly attributable to the Business. Product inventories are stated at the lower of cost or market. The last-in, first-out (“LIFO”) method is used to value all inventories except spare parts. Spare parts included in inventory are valued at average cost, which approximates FIFO.

Property, Plant and Equipment

Property, plant and equipment (“PP&E”) are stated at historical cost, net of accumulated depreciation directly related to that PP&E. The amounts for disposals are removed from PP&E and accumulated depreciation accounts and any resulting gain or loss is included in the statements of revenues in excess of expenses.

Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 20 years, and buildings and building improvements over periods up to 40 years. Depreciation expense recorded in cost of products sold in the accompanying statements of revenues in excess of expenses is directly attributable to the Business.

Intangible Assets

Non-amortizable intangible assets consist of the Milk-Bone trademark. The Business conducts an annual review of intangible assets for potential impairment. Impairment testing for non-amortizable intangible assets requires a comparison between fair value and carrying value of the intangible asset. If the carrying value exceeds fair value, the intangible asset is considered impaired and is reduced to fair value.

Impairment of Long-Lived Assets

The Business reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Business performs undiscounted operating cash flow analyses to determine if an impairment exists. If an impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

Revenue Recognition

The Business recognizes revenues, net of sales incentives and including shipping and handling charges billed to customers, upon shipment or delivery of goods when title and risk of loss pass to customers. Shipping and handling costs are classified as part of cost of products sold.

Sales incentives include, but are not limited to, discounts, coupons, rebates, in-store display incentives and volume-based incentives. Sales incentives are recorded as a reduction of revenues based on amounts estimated as being due to customers and consumers at the end of a period, based principally on historical utilization and redemption rates. For interim reporting purposes, sales incentives are charged to operations as a percentage of volume, based on estimated volume and related expense for the full year. Coupon liabilities reported in the accompanying statements of net assets to be sold do not reflect any adjustments for amounts retained by Kraft, as defined in the Agreement.

Cost of Products Sold

Cost of products sold includes direct variable and fixed costs of material, labor, and overhead; allocated costs for supporting operations functions, facilities, and services shared by the Business with other Kraft companies; and direct outbound freight, and allocated variable and fixed shipping, storage, and handling (shipping labor, physical inventories, pallets, lift truck maintenance, and warehouse supplies) expenses that are incurred at Kraft’s distribution centers on behalf of the Business. Indirect costs are allocated based on a variety of measures including production volume, pallets shipped and volume shipped.

Advertising and Promotions

The Business promotes its products through advertising and promotional activities, which are generally expensed as incurred. Additionally, for interim reporting, advertising and promotion expenses are adjusted to more closely align with the realization of revenue related to these activities. Advertising expenses include direct and indirect costs associated with advertising the Business’ brand name and products in the media (television, newspapers, periodicals, billboards, or other forms). Promotional expenses include costs associated with consumer promotions such as coupon production, distribution and processing, and costs for merchandise displays and/or sample costs.

Marketing

Marketing includes direct marketing expenses (marketing management, market research testing and other projects, graphics, finance and recruiting).

Selling

Selling costs consist of allocated variable and fixed selling costs incurred by Kraft’s sales and customer service group on behalf of the Business. Kraft has allocated these expenses based on historical activity measures relevant to the expense being allocated, including volume, revenues or a combination in relation to total Kraft volume and revenues.

General, Administrative and Other

General, administrative and other expenses consist primarily of allocated administrative and research and development costs incurred by Kraft. These expenses are allocated based on various measures relevant to the expense being allocated. General, administrative and other expenses also include $4 and $5 of losses on disposals of PP&E for the quarters ended April 1, 2006 and March 26, 2005, respectively, and $87 of losses on disposals of PP&E for the year ended December 31, 2005.

Benefit Plans

The Company sponsors noncontributory defined benefit pension plans covering substantially all U.S. employees, including the employees of the Business. The benefits for these plans are based primarily on employees’ years of service and employees’ compensation during the last years of employment. It is Kraft’s policy to fund at least the minimum amounts required by the Employee Retirement Income Security Act of 1974. Kraft also sponsors employee savings plans for full-time employees who meet certain eligibility requirements. The service and interest costs allocated to the Business relative to the aforementioned plans are based on pensionable earnings of employees directly attributable or allocated to the Business.

Post-employment Benefit Plans

Kraft sponsors post-employment benefit plans covering substantially all salaried and certain hourly employees. Additionally, certain hourly employees are members of a union which also offers post-

employment benefit plan options. These plans provide certain health care and life insurance benefits (postretirement benefits) to eligible retired employees and their dependents. These benefits are accounted for as they are earned by active employees. The postretirement costs allocated to the Business are based on employee headcount directly attributable or allocated to the Business.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of net revenues and expenses during the reporting periods. Actual results could differ from these estimates. Also, as discussed in Note 1, these financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity or the future results of the Business.

3.	Inventories

Inventories at April 1, 2006 and December 31, 2005, consist of the following:

	April 1, 2006	December 31,
	(unaudited)	2005
Raw and packaging materials and work-in-process	$1,804	$2,292
Finished product	8,660	7,081
Spare parts	1,765	1,711

	$12,229	$11,084
LIFO reserve	(954)	(821)

Inventories	$11,275	$10,263

4.	Property, Plant and Equipment

Property, plant and equipment at April 1, 2006 and December 31, 2005, consists of the following:

	April 1, 2006	December 31,
	(unaudited)	2005
Property, plant and equipment, at cost
Land and land improvements	$541	$541
Buildings and building equipment	12,101	11,658
Machinery, equipment and other	45,847	45,770
Construction in progress	515	775

	$59,004	$58,744
Less accumulated depreciation	15,198	14,367

Net property, plant and equipment	$43,806	$44,377

Depreciation expense for the quarters ended April 1, 2006 and March 26, 2005 was $814 and $786, respectively. Depreciation expense for the year ended December 31, 2005 was $3,214.

5.	Commitments and Contingencies

The Business is currently subject to certain lawsuits and claims arising in the normal course of business. Such lawsuits and claims, as defined in the Agreement, are the responsibility of Kraft and are not expected to have a significant impact on the Business’ statements of net assets to be sold and statements of revenues in excess of expenses.

The Business has entered into certain leasing arrangements, primarily for machinery and equipment, which will be assumed by the Buyer. Rent expense for the year ended December 31, 2005 was $289. Minimum rental commitments under non-cancelable operating leases in effect at December 31, 2005 are as follows:

Annual Lease
Commitments
2006	$273
2007	242
2008	163
2009	94
2010	6